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                                                             EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this registration statement on Form S-4, to be filed on or around December 28, 2000, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-52168, 33-69322, 33-71450, 33-89072, 333-02115,
     333-10349, 333-16531, 333-16015, 333-30279, 333-30281, 333-45079,
     333-45095, 333-45083, 333-62609, 333-62613, 333-36901, 333-85393,
     333-85389, 333-85919, 333-44374 and 333-62613) and Form S-3 (File
     Nos. 33-77964, 333-10455, 333-10459, 333-20911, 333-45067,
     333-45127, 333-60859, 333-34578, 333-88283 and 333-44380).

                                         ARTHUR ANDERSEN LLP

     Jackson, Mississippi,
     December 28, 2000.
                                                             EXHIBIT 23.2



                             INDEPENDENT AUDITORS' CONSENT